                                                                  EXHIBIT 10.53

WHEN RECORDED MAIL TO:

Cooley Godward Castro
Huddleson & Tatum
5 Palo Alto Square
4th Floor
Palo Alto, CA  94306-2155

ATTN:  Michele Granaada
- --------------------------------------------------------------------------------
                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE

                        DEED OF TRUST WITH ASSIGNMENT OF RENTS
                (This Deed of Trust contains an acceleration clause)

This DEED OF TRUST, made this    23RD    day of February, 1996, between
                             ------------

         DONALD H. PICKER, A MARRIED MAN, AS HIS SOLE AND SEPARATE PROPERTY,

herein called TRUSTOR, whose address is          15828 HIGHLAND COURT
                                       ----------------------------------------
                                            (Number and Street)

    SOLANA BEACH        ,         CALIFORNIA               ,    92075     ,
- --------------------------------------------------------------------------------
         (City)                        (State)                  (Zip)

                   AMERICAN TITLE INSURANCE COMPANY, A CORPORATION,

herein called TRUSTEE,

        AND CORVAS INTERNATIONAL, INC., A DELAWARE  CORPORATION, herein called
                                     BENEFICIARY,

WITNESSETH: That Trustor grants to Trustee in Trust, with Power of Sale, that property in the City of Solana Beach, County of San Diego, State of California, described as:

                SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.


This is a Second Deed of Trust, subject and junior lien to a First Deed of Trust in favor of ___________________________________________ in the amount of
$450,000.

If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner of way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, or Trustor shall be in default of its obligations under any mortgage, deed of trust or lien encumbering the property which is the subject hereof, or any part thereof, described in Exhibit A hereto, which is recorded prior to the recordation of this instrument, whether now existing or hereafter created, beneficiary shall have the right, at its option, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable, excluding however, any transfer of any interest by Trustor to Donald H. Picker and Cheryl Picker, as trustee under Declaration of Trust dated July 16, 1993, provided that Trustor is not then in default under the Note or Loan Agreement and is employed by beneficiary.


Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing (1) payment of the principal sum of $180,000.00 with interest thereon according to the terms of a promissory note (the "Note") of even date made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein, (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust, and (4) the performance of the terms and conditions of the Note and that certain Loan Agreement (the "Loan Agreement") of even date between Donald H. Picker and Beneficiary.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:

COUNTY        BOOK       PAGE        COUNTY         BOOK     PAGE    COUNTY            BOOK   PAGE     COUNTY      BOOK      PAGE
Alameda       1288        556        Kings           858      713    Placer            1028    379     Sierra        38       187
Alpine           3     130-31        Lake            437      110    Plumas             166   1307     Siskiyou     506       762
Amador         133        438        Lassen          192      367    Riverside         3788    347     Solano      1287       621
Butte         1330        513        Los Angeles  T-3878      874    Sacramento        5039    124     Sonoma      2067       427
Calaveras      185        338        Madera          911      136    San Benito         300    405     Stanislaus  1970        56
Colusa         323        391        Marin          1849      122    San Bernardino    6213    768     Sutter       655       585
Contra Costa  4684          1        Mariposa         90      453    San Francisco    A-804    596     Tehama       457       183
Del Norte      101        549        Mendocino       667       99    San Joaquin       2855    283     Trinity      108       595
El Dorado      704        635        Merced         1660      753    San Luis Obispo   1311    137     Tulare      2530       108
Fresno        5052        623        Modoc           191       93    San Mateo         4788    175     Tuolumne     177       160
Glenn          469         76        Mono             69      302    Santa Barbara     2065    881     Ventura     2607       237
Humboldt       801         83        Monterey        357      239    Santa Clara       6626    664     Yolo         769        16
Imperial      1189        701        Napa            704      742    Santa Cruz        1638    607     Yuba         398       693
Inyo           165        672        Nevada          363       94    Shasta             800    633
Kern          3756        690        Orange         7182       18    San Diego SERIES 5 Book 1964, Page 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivision A and B, (identical in all counties, and printed on the reverse side hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.

The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at this address hereinbefore set forth.

STATE OF California          )                   Signature of Trustor
- ------------------------------              /s/DONALD H. PICKER,
                             )ss.           -------------------------------
COUNTY OF San Diego          )              Donald H. Picker
- ------------------------------


On      2/23        , 1996, before me,
  ------------------

Helen M. Henton              ,
- ------------------------------


the undersigned Notary Public, personally appeared

DONALD H. PICKER             ,
- ------------------------------

/x/ personally known to me
    -OR-
/ / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.
    Witness my hand and official seal.



    /S/ HELEN M. HENTON
    -------------------
    Notary's Signature

    HELEN M. HENTON
    -------------------
    Name (Typed or Printed)



[NOTARY SEAL]

                              D O   N O T   R E C O R D

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference is said Deed of Trust as being a part thereof as if set forth at length therein.

A.  To protect the security of this Deed of Trust, Trustor agrees:

    (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

    (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

    (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

    (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all incumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

    Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in an defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any incumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

    (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.  It is mutually agreed:

    (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

    (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

    (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

    (4) That upon written request of beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matter or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

    (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuances of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.
The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

    (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record, Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

    After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

    After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

    (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

    (8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    (9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE

TO                 TRUSTEE:

    The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

    Dated ______________________

                                     ___________________________________________
                                     ___________________________________________
Please mail Deed of Trust,
Note and Reconveyance to
________________________________________________________

DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.

                                    DEED OF TRUST

                                  WITH POWER OF SALE